SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  May 31, 2001
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                             WASTE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


           000-31050                                         56-0954929
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    (Commission file Number)                          (IRS Employer ID Number)


           3301 Benson Drive, Suite 601, Raleigh, North Carolina         27609
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code    (919) 325-3000
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                                      N/A
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          (Former name or former address, if changed since last report)

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Item 7.  Exhibits
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         (c) Exhibits

             99.1   Press Release dated May 31, 2001


Item 9.  Regulation FD Disclosure
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         On May 31, 2001, the Registrant issued a press release regarding the results of its annual shareholders meeting held on May 30, 2001. The press release is attached as an Exhibit.

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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WASTE INDUSTRIES, INC.



Date: May 31, 2001                                /s/ Stephen C. Shaw
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                                                  Stephen C. Shaw
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

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